UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 7, 2009
(Date of earliest event reported: December 7, 2009)
SCRIPPS NETWORKS INTERACTIVE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

312 Walnut Street	45202
Cincinnati, Ohio	(Zip Code)
(Address of Principal Executive Offices)
(513) 824-3200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
In connection with a proposed financing transaction,Scripps Networks Interactive, Inc. (the “Company”), the Company prepared certain unaudited pro forma financial information that is being presented to potential investors. The unaudited pro forma financial information, and the accompanying notes thereto, is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01. Exhibit 99.1 should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s historical consolidated and combined financial statements, and the accompanying notes thereto, which are included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009, filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2009, and the Company’s Current Report on Form 8-K, filed with the SEC on December 3, 2009.
The adjustments reflected in the unaudited pro forma financial information are based upon available information and certain estimates and assumptions. Actual results may differ from the pro forma adjustments and from the estimates and assumptions used. The Company believes that the estimates and assumptions used provide a reasonable basis for presenting the effects of the transactions as described in Exhibit 99.1. The pro forma adjustments made in connection with the development of the unaudited pro forma financial information do not purport to be indicative of the Company’s results of operations or the Company’s financial position that actually would have occurred had such transactions been consummated as set forth in Exhibit 99.1. The unaudited pro forma financial information is not intended to indicate the results that may be expected for any future period.
The information in this Item 7.01, including Exhibit 99.1, shall be treated as “furnished,” and not “filed,” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
99.1	Tables setting forth unaudited pro forma financial information for the year ended December 31, 2008 and as of and for the nine months ended September 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.
By:	/s/ Lori A. Hickok
Lori A. Hickok
Senior Vice President, Finance

Date: December 7, 2009

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Tables setting forth unaudited pro forma financial information for the year ended December 31, 2008 and as of and for the nine months ended September 30, 2009.